UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22856

Goldman Sachs MLP Income Opportunities Fund

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Stephen H. Bier, ESQ.
Goldman, Sachs & Co.	Allison M. Fumai, ESQ.
200 West Street	Dechert LLP
New York, New York 10282	1095 Avenue of the Americas
New York, NY 10036-6797

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: November 30

Date of reporting period: November 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Explanatory Note

This amended and restated Annual Report (originally filed with the SEC on Form N-CSR on February 5, 2016) revises information with respect to: (i) the Principal Accountant Fees and Services under Item 4, (ii) the assets managed by each portfolio manager under Item 8(a)(2), and (iii) the Code of Ethics for Principal Executive and Senior Financial Officers under Item 12(a)(1).

Goldman Sachs Closed-End Funds

Annual Report	November 30, 2015

MLP and Energy Renaissance Fund
MLP Income Opportunities Fund

Goldman Sachs Closed-End Funds

■	MLP AND ENERGY RENAISSANCE FUND

■	MLP INCOME OPPORTUNITIES FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Portfolio Management Discussion and Performance Summaries	7

Schedules of Investments	17

Financial Statements	20

Financial Highlights	26

Notes to Financial Statements	30

Report of Independent Registered Accounting Firm	44

Additional Information	45

Privacy Notice	55

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS CLOSED-END FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs MLP and Energy Renaissance Fund invests primarily in master limited partnership (“MLP”) and other energy investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to numerous factors, including the prospects of individual companies, particular sectors and/or general economic conditions. Investments in MLPs are subject to certain additional risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity, risks related to the general partner’s right to force sales at undesirable times or prices, interest rate sensitivity and for MLPs with smaller capitalizations, lower trading volume and abrupt or erratic price movements. MLPs are also subject to risks relating to their complex tax structure, including the risk that an MLP could lose its tax status as a partnership, resulting in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. MLPs are also subject to the risk that to the extent that a distribution received from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the MLP interests may be reduced, which may increase the Fund’s tax liability upon the sale of the MLP interests or upon subsequent distributions in respect of such interests. The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a regular corporation, or “C” corporation, involves complicated accounting, tax and valuation issues. Many MLPs in which the Fund invests operate facilities within the energy sector and are also subject to risks affecting that sector. Because the Fund concentrates its investments in the energy sector, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting industries within that sector than if its investments were more diversified across different industries. The Fund may invest in private investment in public equities (“PIPEs”) which may be deemed illiquid. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund may invest in MLPs with smaller capitalizations which may have limited financial resources and less liquidity. The Fund may invest in private companies, or companies prior to their initial public offering, which are not subject to Securities and Exchange Commission (“SEC”) reporting and are more vulnerable to market conditions. The Fund is non-diversified and may invest a larger percentage of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

Shares of closed-end investment companies frequently trade at a discount from their net asset value (“NAV”) and the Fund cannot predict whether its shares will trade at, below or above NAV or the initial public offering price. The Fund is subject to leverage risk, which involves risks and special considerations including the likelihood of greater volatility of NAV, market price and dividend rate of the shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce returns; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares. The Fund’s investments in derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. An investment in the Fund is

GOLDMAN SACHS CLOSED-END FUNDS

not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle.

The Goldman Sachs MLP Income Opportunities Fund invests primarily in master limited Partnership (“MLP”) investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to numerous factors, including the prospects of individual companies, particular sectors and/or general economic conditions. Investments in MLPs are subject to certain additional risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity, risks related to the general partner’s right to force sales at undesirable times or prices, interest rate sensitivity and for MLPs with smaller capitalizations, lower trading volume and abrupt or erratic price movements. MLPs are also subject to risks relating to their complex tax structure, including the risk that an MLP could lose its tax status as a partnership, resulting in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. MLPs are also subject to the risk that to the extent that a distribution received from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the MLP interests may be reduced, which may increase the Fund’s tax liability upon the sale of the MLP interests or upon subsequent distributions in respect of such interests. The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a regular corporation, or “C” corporation, involves complicated accounting, tax and valuation issues. Many MLPs in which the Fund invests operate facilities within the energy sector and are also subject to risks affecting that sector. Because the Fund concentrates its investments in the energy sector, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting industries within that sector than if its investments were more diversified across different industries. The Fund may invest in private investment in public equities (“PIPEs”) which may be deemed illiquid. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund is non-diversified and may invest a larger percentage of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

Shares of closed-end investment companies frequently trade at a discount from their net asset value (“NAV”) and the Fund cannot predict whether its shares will trade at, below or above NAV or the initial public offering price. The Fund is subject to leverage risk, which involves risks and special considerations including the likelihood of greater volatility of NAV, market price and dividend rate of the shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce returns; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares. The Fund’s investments in derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle.

GOLDMAN SACHS CLOSED-END FUNDS

What Differentiates Goldman Sachs’ MLP Funds

Investment Process?

The MLP and Energy Renaissance Fund and MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”) each seek a high level of total return with an emphasis on current distributions to shareholders. The MLP and Energy Renaissance Fund seeks to achieve its investment objective by investing in Master Limited Partnerships (“MLPs”) and other energy investments. The MLP Income Opportunities Fund seeks to achieve its investment objectives by investing primarily in MLPs. We seek to invest in quality companies with well located assets (exposed to what we believe are favorable commodities and geographies), strong balance sheets, and experienced management teams. We view an MLP as a company, not just a collection of assets, as we emphasize cash flow based valuation metrics and focus on balance sheet liabilities. We seek to avoid being overly myopic by assessing the entire energy value chain (from producers to users) to estimate the impact on midstream assets.

■	To capture the full energy chain, we analyze energy production and user trends that ultimately impact income opportunities.

■	We rigorously assess companies on both the asset and equity level.

■	Macro Trend Analysis

First, we analyze overall energy trends through capital spending shifts and drilling trends, in addition to regional supply and demand imbalances.

■	Top-Down Sector Selection

Secondly, we establish the impact of macro and regional trends on energy infrastructure.

■	Bottom-Up Security Selection

Finally, we select names by evaluating a company’s management, assets, expected returns and technicals.

■	Our team of MLP dedicated investment professionals includes lead portfolio managers averaging 11 years of investment experience.

■	Ability to leverage energy-related resources across GSAM Equity, Fixed Income and Commodity groups, as well as utilize risk management resources.

■	Unique investment approach stemming from a more holistic view across the extremes of the energy value chain, corporate access, broader valuation understanding, and resource advantages.

MARKET REVIEW

Goldman Sachs Closed-End Funds

Market Review

Energy MLPs, as represented by the Alerian MLP Index (the “Alerian Index”), declined on a total return basis during the 12 months ended November 30, 2015 (the “Reporting Period”). The Alerian Index1 is a composite of the 50 most prominent energy MLPs. During the Reporting Period overall, the Alerian Index (-34.03%) underperformed the S&P 500® Index (+2.75%) and the AMEX Energy Select Sector Index (-12.42%).2 The Alerian Index also underperformed the utilities (-5.07%) and real estate investment trust (“REIT”) (+2.77%) sectors, as represented by the Philadelphia Stock Exchange (PHLX) Utility Sector Index and the FTSE NAREIT (National Association of Real Estate Investment Trusts) U.S. Real Estate Index, respectively.3 (All index returns are presented on a total return basis).

Persistent weakness in the crude oil market, due to continued global oversupply and inventory build-up, was a headwind for energy MLPs. Despite a rally in West Texas Intermediate (“WTI”) crude prices during the second quarter of 2015, WTI prices ended the Reporting Period at $40.30 per barrel, down from $84.40 per barrel at the beginning of the Reporting Period.4 In response to the sharp drop in crude oil prices, North American energy producers significantly reduced capital expenditures and rig counts. By November 2015, the U.S. oil-focused rig count had fallen to 555, down 66% from the October 2014 high of 1,609.5 Despite these reductions, U.S. hydrocarbon production—which includes crude oil, natural gas and natural gas liquids—declined at a slower pace than many market participants had expected. In fact, U.S. production, which was 9.6 million barrels per day in April 2015, fell to less than 9.1 million barrels per day through October 2015. Despite continued strong demand growth, this relatively strong production, combined with ongoing above-quota production from the Organization of Petroleum Exporting Countries (“OPEC”), drove the decline of crude oil prices during the Reporting Period.

Weak net investment inflows and increased short interest hindered MLP performance during the Reporting Period overall. Although net investment flows remained positive during the first half of the Reporting Period, they reversed in the third quarter of 2015 as crude oil prices fell to their lows of the Reporting Period, with energy MLPs experiencing their first net investment outflows since the inception of the Alerian Index on June 1, 2006. For the Reporting Period overall, there was $4.6 billion of inflows to exchange traded funds (“ETFs”), exchange traded notes (“ETNs”), closed-end funds and open-end funds. This compares with $20.7 billion of inflows during the same timeframe a year earlier. In addition to weak investment flows, a strong increase in short interest pressured certain names. Short interest (as measured by the Alerian MLP Index ETF) was 17.5% at the end of the Reporting Period, up from 9.6% in June 2014 when crude oil prices peaked.6 (Short interest is the quantity of shares that investors have sold short but not yet covered or closed out.)

[1]	Source: Alerian.
[2]	The S&P 500® Index is a diverse index that includes 500 American companies that represent more than 70% of the total market capitalization of the U.S. stock market. The AMEX Energy Select Sector Index (IXE) is a modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in the development or production of energy products.
[3]	The PHLX Utility Sector Index is composed of geographically diverse public U.S. utility stocks. The FTSE NAREIT U.S. Real Estate Index Series is an index that spans the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors.
[4]	Source: Bloomberg.
[5]	Source: Baker Hughes.
[6]	Source: Bloomberg, Goldman Sachs Asset Management. Data as of November 30, 2015.

MARKET REVIEW

Looking Ahead

At the end of the Reporting Period, energy MLPs, as represented by the Alerian Index, had declined 39.6% from their all-time peak on August 29, 2014. Looking ahead, we believe the MLP sector could potentially provide an attractive yield and capital appreciation over the long term. In the short term, we believe MLPs should continue to offer distribution growth, albeit at a slower pace than the double digit growth seen in past calendar quarters, as management teams strive to be more conservative in terms of distribution growth.7 While lower distribution growth trajectories will result, in our view, in smaller future payouts for investors in the near term, they will also allow MLPs to finance more of their capital expenditures with internal capital, thus reducing reliance, we believe, on external debt and the equity markets.

During the Reporting Period, correlations between energy MLP unit prices and crude oil prices were higher than the long-term average, which is a pattern we expect to continue in the near term.8 Therefore, if crude oil prices continue to be volatile, we anticipate some turbulence in the MLP sector. That said, at the end of the Reporting Period, energy MLP valuations were near their cheapest levels since the 2008 financial crisis. In addition, the spread (or yield differential) between energy MLPs and 10-year U.S. Treasury securities was at 6.5%, substantially higher than the long-term average of 3.8%.9 In terms of enterprise value (the market value of debt, common equity and preferred equity minus the value of cash), the MLP sector was valued at approximately 9.5 times its EBITDA (earnings before interest, taxes, depreciation and amortization) as compared to the historical long-term average (1999-present) of approximately 11.9 times its EBITDA.10 (The enterprise value/EBITDA multiple is a financial ratio that measures a company’s value.) As commodity prices stabilize, we believe there is the potential of capital appreciation in the MLP sector, stemming from both distribution growth and multiple expansion.

Despite the decline in commodity prices during the Reporting Period, we still believe overall production volumes will likely continue to grow across oil, natural gas liquids and dry natural gas over the long term, albeit at lower levels than those expected in mid-2014 when crude oil prices were near $100 per barrel. However, if crude oil prices remain near or below $40 per barrel for the long term, we believe production could potentially be more severely curtailed, which would, in our view, be detrimental to MLP sector performance. That said, crude oil accounts for only about 30% of the energy infrastructure space, with most of the rest in natural gas and natural gas liquids.11 Going forward, we see significant opportunity in the latter two areas due to numerous demand-driven positive catalysts. In terms of natural gas, these catalysts include increased U.S. and international demand drivers. In terms of U.S. demand, these catalysts include the transition from coal to natural gas power generation, as well as large-scale natural gas fed petrochemical developments. In terms of international demand, the continued buildout of the U.S.’s export capabilities should allow for exports to increase

[7]	Source: Bloomberg, Goldman Sachs Asset Management. Growth rates are market-cap weighted. Data as of November 30, 2015.
[8]	Source: Goldman Sachs Investment Strategy Group, Bloomberg.
[9]	Source: Bloomberg; Goldman Sachs Asset Management. MLP yields reflect the market-cap weighted average yield of the 50 largest MLPs as represented by the Alerian Index.
[10]	Source: Bloomberg; Goldman Sachs Asset Management, Credit Suisse. Data as of November 30, 2015.
[11]	Source: Bloomberg, Goldman Sachs Asset Management, Securities and Exchange Commission company filings.

MARKET REVIEW

considerably over the 2016 calendar year. In terms of natural gas liquids, recent and planned international expansion terminals should allow for continued export growth, continuing to drive overall demand.

Looking ahead, we expect to see additional tailwinds for the MLP sector, such as increased merger and acquisition activity, greater investor interest and continued U.S. government support for U.S. energy development. Indeed, after the end of the Reporting Period, the U.S. government lifted its ban on crude oil exports, allowing for greater market liquidity and more efficient pricing of crude oil across geographies. We believe this could positively impact the midstream sector, as crude oil exports will, in our view, give midstream providers more opportunities to provide services to their customers and give producers more confidence to about the long-term political environment in the U.S.

However, despite our positive outlook, investors should, in our view, remain mindful that the MLP sector is facing additional challenges besides lower commodity prices. For example, rising interest rates could negatively affect MLP valuations, and access to the capital markets could be limited if investors lose confidence about a rebound in the energy markets. Finally, we believe investors should recognize a growing dispersion in performance. Rising U.S. production has greatly altered the energy landscape, proving beneficial to some regions and detrimental to others. As a result, we believe the dispersion between the energy “haves” and “have nots” has increased. Accordingly, in our opinion, rigorous fundamental analysis is essential in seeking to take advantage of the powerful energy revolution theme that we believe persists.

PORTFOLIO RESULTS

Goldman Sachs MLP and Energy Renaissance Fund

Investment Objective and Principal Strategy

The Fund seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in master limited partnership (“MLP”) and other energy investments. It concentrates its investments in the energy sector, with an emphasis on midstream MLP investments. Under normal market conditions, the Fund will invest at least 80% of its managed assets in master limited partnerships (“MLPs”) and other energy investments. The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are organized as LPs or LLCs, but taxed as “C” corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units (“I-Units”) and MLP general partner or managing member interests; “C” corporations whose predominant assets are interests in MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities (“PIPEs”) issued by MLPs; MLP debt securities; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments that provide exposure to the MLP market, including pooled investment vehicles that primarily hold MLP interests and exchange-traded notes (“ETNs”). The Fund’s other energy investments may include equity and fixed income securities of U.S. and non-U.S. companies other than MLPs that (i) are classified by a third party as operating within the oil and gas storage, transportation, refining, marketing, drilling, exploration or production sub-industries or (ii) have at least 50% of their assets, income, sales or profits committed to, or derived from, the exploration, development, production, gathering, transportation (including marine), transmission, terminal operation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal, electricity or other energy sources, energy-related equipment or services.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP and Energy Renaissance Fund’s (the “Fund”) performance and positioning for the 12-month period ended November 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s average annual total return based on its net asset value (“NAV”) was -46.86%. The Fund’s average annual total return based on market price was -50.18% for the same period. By way of reference, the Alerian Index,[1] a composite of the 50 most prominent energy MLPs, had an average annual total return of -34.03% during the Reporting Period. As of November 30, 2015, the Fund’s NAV was $7.45 and its market price was $7.52.

Q	What was the Fund’s current distribution rate at the end of the Reporting Period?

A	During the Reporting Period overall, the Fund declared dividends totaling $1.325 per unit. As of November 30, 2015, the Fund’s current annualized distribution rate based on its NAV was 17.99%. The Fund’s current annualized distribution rate based on its market price was 17.82% on November 30, 2015.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection hampered the Fund’s returns during the Reporting Period. In addition, the Fund’s use of leverage had a negative impact on its performance during the Reporting Period.

However, the Fund benefited from its ownership of what we consider to be quality companies with strong management teams, strong balance sheets and favorable commodity and geographical exposures (asset footprint).

Q	What individual holdings detracted from the Fund’s performance during the Reporting Period?

A	Emerge Energy Services LP, Crescent Point Energy Corp. and Energy Transfer Partners, LP detracted from the Fund’s performance during the Reporting Period.

[1]	Source: Alerian

PORTFOLIO RESULTS

The Fund was hampered by an investment in Emerge Energy Services LP (EMES), which owns, operates, acquires and develops a diversified portfolio of energy service assets. EMES is engaged in two business segments. The first is the mining, processing and distributing of silica sand, which is used in the hydraulic fracturing of oil and natural gas wells. The second is the processing of transmix and the distribution of refined products. During the Reporting Period, falling commodity prices forced upstream[2] exploration and production companies to reevaluate their production projects, leading to a precipitous drop in rig counts. EMES, as a major supplier of silica sand, was hurt by the reduction in rig counts, which also forced the company to lower its distribution. We decided to sell the Fund’s position in EMES during the Reporting Period.

Crescent Point Energy Corp. (CPG), an oil and gas exploration, development and production company, was a key detractor from Fund performance. CPG’s assets are strategically focused on properties in Western Canada and the U.S. that have high quality, long-life light and medium oil and natural gas reserves. Like other upstream exploration and production companies, CPG faced shrinking margins as commodity prices fell during the Reporting Period amid oversupply in the market. The unfavorable market conditions also forced CPG to reduce its distribution. We exited the Fund’s position in CPG during the Reporting Period.

An investment in Energy Transfer Partners, LP (ETP) also detracted from returns during the Reporting Period. ETP operates a diversified portfolio of energy assets, including natural gas midstream[2] business and a U.S. intrastate transportation and storage business. ETP’s unit price declined during the Reporting Period amid significant negative sentiment about the company’s potential equity needs as a result of its sizable organic growth profile. At the end of the Reporting Period, we maintained the Fund’s position in ETP, because we considered it to have an attractive valuation and we believed the company has the ability to maintain its distribution.

Q	What individual holdings added to the Fund’s performance during the Reporting Period?

A	During the Reporting Period, investments in CVR Refining, LP, MarkWest Energy Partners, LP and Sunoco LP added to the Fund’s relative returns.

A top contributor to Fund performance was CVR Refining, LP (CVRR), an independent downstream[2] energy company that provides refining and related logistics services in the mid-continental U.S. Because of its geographical positioning, CVRR is in close proximity — and therefore has cheaper access — to West Texas Intermediate crude oil. This benefited the company during the Reporting Period as oil prices declined. In addition, CVRR was able to capitalize on increased demand for refined petroleum products. The Fund maintained a position in CVRR at the end of the Reporting Period.

Another notable contributor to Fund results during the Reporting Period was MarkWest Energy Partners, LP (MWE). The company is engaged in the business of gathering, processing and transporting natural gas; the transportation, fractionation, storage and marketing of natural gas liquids; and the gathering and transportation of crude oil. MWE performed well during the Reporting Period on news it would be acquired by MLPX LP, Marathon Petroleum’s midstream MLP. At the end of the Reporting Period, the Fund no longer held MWE, opting to shift proceeds into companies we believed had greater potential upside.

The Fund also benefited from an investment in Sunoco LP (SUN), which purchases motor fuel from a number of refiners and supplies it to retail outlets, affiliates, independently operated dealer stations and other end users. The Fund was invested in SUN through a private investment in public equity (“PIPE”). PIPE transactions are often issued at a discount to the currently trading public stock, which can provide an attractive entry price. SUN issued the PIPE to raise capital for the acquisition of the remaining wholesale fuel and retail marketing assets of Energy Transfer Partners (ETP). The Fund benefited from this investment during the Reporting Period because of its attractive entry point and the market’s reaction to the drop-down acquisition. (Drop-down refers to the act of a parent company selling MLP-qualified assets to the associated MLP.) At the end of the Reporting Period, the Fund maintained a position in SUN.

[2]	The downstream component of the energy industry is usually defined as the oil and gas operations that take place after the production phase, through to the point of sale. Downstream operations can include refining crude oil and distributing the by-products down to the retail level. By-products can include gasoline, natural gas liquids, diesel and a variety of other energy sources. The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve. The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e., energy producers, and the demand side, i.e., energy end-users, for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities.

PORTFOLIO RESULTS

Q	Were there any notable purchases or sales during the Reporting Period?

A	A notable purchase during the Reporting Period was Sunoco LP (SUN), which purchases motor fuel from a number of refiners and supplies it to retail outlets, affiliates, independently operated dealer stations and other end users. As mentioned previously, the Fund’s investment in SUN was accomplished through a PIPE.

During the Reporting Period, the Fund initiated a position in Enviva Partners, LP (EVA). EVA aggregates wood fibers and processes them into a transportable form (wood pellets). With five strategically located production plants and a deep-water marine terminal, the company is well positioned, we believe, as a critical supply chain partner for major power generators worldwide. EVA generates consistent cash flow and revenue growth and has long-term take-or-pay contracts (5.4 year weighted average term) in place with creditworthy counterparties, along with select pass-through provisions and price escalators that mitigate cash flow volatility. (Take-or-pay is a provision, written into a contract, whereby one party has the obligation of either taking delivery of goods or paying a specified amount. Price escalators are a contract provision that allows a party to pass on an increase in costs to another party.) At the end of the Reporting Period, in our view, EVA continued to have sustainable growth opportunities with visible sponsor-held drop-down inventory. EVA’s management team is led by industry founders and seasoned public company executives who, we believe, have demonstrated expertise in acquiring, building and operating platform assets.

As mentioned previously, we sold the Fund’s position in Emerge Energy Services LP (EMES) during the Reporting Period. In April 2015, EMES declared a cash distribution of $1.00 per unit for the first quarter of 2015, which represented a 29% decline quarter over quarter and a 12% decline year over year. Investor sentiment was also dampened by the announcement of a second consecutive downward revision to distribution guidance. Therefore, we decided to exit the Fund’s position in favor of other investment opportunities we considered more attractive.

In addition, as mentioned previously, we eliminated the Fund’s investment in Crescent Point Energy Corp. After the company cut its distribution in the third quarter of 2015, we sold the Fund’s position and reallocated the proceeds to companies we believed had more sustainable growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	How did the Fund use leverage during the Reporting Period?

A	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and reserves the right to leverage to the extent permitted by the Investment Company Act of 1940. During the Reporting Period, the Fund obtained leverage through a credit facility followed by a margin facility[3]. The use of this leverage hampered the Fund’s performance during the Reporting Period. As of November 30, 2015, the margin facility represented 32.51% of the Fund’s managed assets.

[3]	The MLP and Energy Renaissance Fund had a committed revolving line of credit facility with a major financial institution which was terminated during the Reporting Period. The Fund currently has a fixed/ floating rate margin loan facility with a major financial institution, which it entered into on July 27, 2015.

FUND BASICS

Goldman Sachs MLP and Energy Renaissance Fund

as of November 30, 2015

FUND SNAPSHOT
As of November 30, 2015
Market Price[1]	$7.52
Net Asset Value (NAV)[1]	$7.45
Premium (Discount) to NAV[2]	0.94%
Leverage[3]	32.51%
Distribution Rate – Market Price[4]	17.82%
Distribution Rate – NAV[4]	17.99%

[1]	The Market Price is the price at which the Fund’s common shares are trading on the NYSE. The Market Price of the Fund’s common shares will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the fund’s portfolio, plus any other assets, less any liabilities, by the number of fund shares outstanding. The Fund cannot predict whether its common shares will trade at, above or below NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss.

[2]	The premium/discount to NAV is calculated as the market price divided by the NAV of the Fund minus 1, expressed as a percentage. If this value is positive, the Fund is trading at a premium to its NAV. If the value is negative, the Fund is trading at a discount to its NAV.

[3]	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund. The Fund’s use of leverage through a credit facility is calculated as a percentage of the Fund’s Managed Assets. Managed Assets are defined as total assets of the Fund (including assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

[4]	The Distribution Rate is calculated by annualizing the most recent distribution amount declared divided by the most recent closing Market Price or NAV. The Distribution Rate is subject to change and is not an indication of Fund performance. A portion of the Fund’s distributions will likely be treated for tax purposes as a return of capital. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. The final determination regarding the nature of the distributions will be made after the end of the Fund’s fiscal year when the Fund can determine its earnings and profits. The final tax status of the distribution may differ substantially, and will be made available to shareholders after the close of each calendar year. The proportion of distributions that are treated as taxable distributions may also vary and or increase in future years. The ultimate composition of these distributions may vary due to a variety of factors including projected income and expenses, depreciation and depletion, and any tax elections made by the MLP.

PERFORMANCE REVIEW
December 1, 2014–November 30, 2015	Fund Total Return (based on NAV)[5]	Fund Total Return (based on Market Price)[5]
Common Share	-46.86%	-50.18%

[5]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The Total Returns based on NAV and Market Price do not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation includes all management fees, interest expense (if any), tax expense and operating expenses incurred by the Fund. Operating expenses include custody, accounting and administrative services, professional fees, transfer agency fees, registration, printing and mailing costs and Trustee fees. Total returns for periods less than one full year are not annualized.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Closed-end funds, unlike open-end funds, are not continuously offered. Once issued in a public offering, shares of closed-end funds are traded in the open market through a stock exchange.

FUND BASICS

TOP TEN HOLDINGS AS OF 11/30/15[6,7]
Holding	% of Total Investments	Line of Business
Energy Transfer Partners LP	11.3%	Diversified Midstream
DCP Midstream Partners LP	7.2	Natural Gas and NGL Infrastructure
Targa Resources Partners LP	7.0	Diversified Midstream
NuStar Energy LP	7.0	Liquids, Pipelines & Terminalling
ONEOK Partners LP	6.8	Natural Gas and NGL Infrastructure
Northern Tier Energy LP	6.4	Other
Sunoco LP (PIPE)	5.7	Liquids, Pipelines & Terminalling
Teekay Offshore Partners LP	4.9	Marine Transportation and Services
Global Partners LP	4.6	Liquids, Pipelines & Terminalling
Seadrill Partners LLC	3.0	Offshore Oilfield Services

[6]	The top 10 holdings may not be representative of the Fund’s future investments.
[7]	The Fund’s overall top ten holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short term investment Fund) which represents 4.1% of the Fund’s total investments as of 11/30/15.

FUND SECTOR ALLOCATIONS[8]

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. As a result of borrowings, the percentages may add to an amount in excess of 100%. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

PORTFOLIO RESULTS

Goldman Sachs MLP Income Opportunities Fund

Investment Objective and Principal Strategy

The Fund seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in master limited partnerships (“MLPs”). Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLP investments. The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are organized as LPs or LLCs, but taxed as “C” corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units (“I-Units”) and MLP general partner or managing member interests; “C” corporations whose predominant assets are interests in MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities (“PIPEs”) issued by MLPs; MLP debt securities; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments that provide exposure to the MLP market, including pooled investment vehicles that primarily hold MLP interests and exchange-traded notes (“ETNs”). The Fund currently expects to concentrate its investments in the energy sector, with an emphasis on midstream MLP investments, including companies that are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP Income Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended November 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s average annual total return based on its net asset value (“NAV”) was -40.43%. The Fund’s average annual total return based on market price was -39.47% for the same period. By way of reference, the Alerian Index,[1] a composite of the 50 most prominent energy MLPs, had an average annual total return of -34.03% during the Reporting Period. As of November 30, 2015, the Fund’s NAV was $10.33 and its market price was $10.25.

Q	What was the Fund’s current distribution rate at the end of the Reporting Period?

A	During the Reporting Period overall, the Fund declared dividends totaling $1.365 per unit. As of November 30, 2015, the Fund’s current annualized distribution rate based on its NAV was 13.36%. The Fund’s current annualized distribution rate based on its market price was 13.46% on November 30, 2015.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection hampered the Fund’s returns during the Reporting Period. In addition, the Fund’s use of leverage had negative impact on performance during the Reporting Period.

However, the Fund benefited from its ownership of what we consider to be quality companies with strong management teams, strong balance sheets and favorable commodity and geographical exposures (asset footprint).

Q	What individual holdings detracted from the Fund’s performance during the Reporting Period?

A	Targa Resources Corp., Williams Partners LP and Alliance Holdings GP, LP detracted from the Fund’s performance during the Reporting Period.

[1]	Source: Alerian

PORTFOLIO RESULTS

A notable detractor was Targa Resources Corp. (TRGP), which provides midstream[2] natural gas and natural gas liquid services through its interests in the MLP Targa Resources Partners LP (NGLS). As a general partner with incentive distribution rights, TRGP was expected to participate in the growth of its MLP. However, price declines among commodities, including crude oil, natural gas liquids and natural gas, dampened growth at NGLS, hurting TRGP. During the Reporting Period, as a result of macroeconomic conditions in the energy industry, TRGP announced it would be rolling NGLS into its corporate structure to improve its overall cost of capital. The deal, while likely beneficial in the long term, in our view, was greeted negatively by investors. We sold the Fund’s position in TRGP during the Reporting Period.

Another key detractor was Williams Partners LP (WPZ), which owns, operates, develops and acquires natural gas, natural gas liquids and oil gathering systems and other midstream energy assets. WPZ detracted from Fund performance during the Reporting Period due to concerns and uncertainty about the counterparties to the company’s contracts, as well as the cost of WPZ’s funding growth. During the Reporting Period, and partly due to WPZ’s high cost of funding, general partner The Williams Companies (WMB) WMB proposed rolling the MLP into one corporate structure. Subsequently, this plan was terminated because of an impending merger between WMB and Energy Transfer Equity, LP (ETE). This added to investor uncertainty about the future of WPZ. At the end of the Reporting Period, the Fund maintained a position in WPZ, because we considered it to have an attractive valuation and we believed the company has the ability to maintain its distribution.

The Fund’s investment in Alliance Holdings GP, LP (AHGP) also hampered returns. AHGP is the general partner of Alliance Resource Partners, LP, which is a diversified producer and marketer of steam coal to major U.S. utilities and industrial users. AHGP’s share price was hurt during the Reporting Period by falling coal prices. Additionally, conversions of electrical power plants from coal to natural gas contributed to significant negative sentiment about the future of the coal industry. The Fund continued to hold AHGP at the end of the Reporting Period, due to its fundamental strength compared to other coal names in an industry that has become very cheap on valuation metrics.

Q	What individual holdings added to the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s holdings of Holly Energy Partners, LP; Dominion Midstream Partners LP; and Northern Tier Energy LP contributed positively to returns.

A leading contributor to Fund results was Holly Energy Partners, LP (HEP), which operates primarily in West Texas, New Mexico, Utah and Arizona. A new position for the Fund during the Reporting Period, the company’s services include the transportation of petroleum products through its pipelines and the storage and terminalling of refined products and other hydrocarbons. During the Reporting Period, HEP benefited from solid earnings, as approximately 80% of its revenues are tied to long-term contracts and minimum commitments with the earliest contract scheduled to mature in 2018. HEP also increased its distribution to unitholders. At the end of the Reporting Period, we maintained the Fund’s position in HEP.

Dominion Midstream Partners LP (DM) also added to the Fund’s performance. DM owns the preferred equity interest and the general partner interest in Dominion Cove Point LNG, LP, which holds liquefied natural gas import, storage, regasification and transportation assets, as well as other natural gas transportation assets. In our view, DM benefited during the Reporting Period from accretive acquisitions and increased support from its parent, Dominion Resources (D). In addition, we believe DM’s strong balance sheet and cash flow profile should enable the company to fund its current growth projects without immediate public equity needs, allowing for its continued growth even in a challenging financing environment. The Fund no longer held DM at the end of the Reporting Period. We sold the portfolio’s position in DM during the Reporting Period because we believed other companies had more upside potential.

Northern Tier Energy LP (NTI), which engages in refining, retail and logistics operations, was a top contributor to the Fund’s results during the Reporting Period. The company’s downstream[2] exposure increased its operating margins, helped by low commodity prices. We also believe greater

[2]	The downstream component of the energy industry is usually defined as the oil and gas operations that take place after the production phase, through to the point of sale. Downstream operations can include refining crude oil and distributing the by-products down to the retail level. By-products can include gasoline, natural gas liquids, diesel and a variety of other energy sources. The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve. The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e., energy producers, and the demand side, i.e., energy end-users, for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities.

PORTFOLIO RESULTS

than expected demand for refined products helped boost NTI’s unit price. We believe the refiner is well positioned with feedstock from the Bakken Shale and from Canada, which should, in our opinion, enable it to generate some of the highest gross margins within its peer group. At the end of the Reporting Period, the Fund maintained a position in NTI.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in Sunoco LP (SUN), which purchases motor fuel from a number of refiners and supplies it to retail outlets, affiliates, independently operated dealer stations and other end users. The Fund’s investment was accomplished through a private investment in public equity (“PIPE”). PIPE transactions often are issued at a discount to the currently trading public stock, which can provide an attractive entry price. SUN issued the PIPE to raise capital for the acquisition of the remaining wholesale fuel and retail marketing assets of Energy Transfer Partners (ETP).

The Fund also added a position in Holly Energy Partners, LP (HEP). As mentioned previously, HEP contributed positively to Fund performance during the Reporting Period. The company presents an attractive investment opportunity, in our view, because its revenues are 100% fee based, with major refiners entering into long-term contracts that require minimum payment obligations for volume and/or revenue commitments. This means that 80% of its revenues are tied to long-term contracts and minimum commitments with the earliest contract maturing in 2018. Since its 2004 initial public offering, HEP has continued to increase its distribution to unitholders every year.

During the Reporting Period, the Fund sold its position in Plains All American Pipeline, LP (PAA). The company was negatively impacted by a leak in one of its oil pipelines in the Santa Barbara area. The total loss was approximately 2,500 barrels, with approximately 500 of those barrels making their way into the Pacific Ocean. In addition, while subsequent earnings were relatively in line with analyst expectations, PAA expressed cautious views on the MLP sector and the energy sector overall, which resulted in reduced distribution growth guidance. PAA also reported, in a defensive move, that it could consider the option to hold its distributions flat in 2016, despite its outlook for cash flow growth. As a result, we sold the Fund’s position in PAA during the Reporting Period and reallocated the proceeds to companies we believed had stronger distribution growth profiles.

In addition, as mentioned earlier, we exited the Fund’s position in Targa Resources Corp. (TRGP), a leading detractor during the Reporting Period. TRGP traded lower on news of a proposed merger with Atlas Energy, which was eventually approved by TRGP shareholders in February 2015. In addition, during April 2015, TRGP’s stock price weakened after management reduced estimates for calendar year 2015 distribution and dividend growth for the company and its MLP Targa Resources Partners LP (NGLS). As a result, we sold the Fund’s position in favor of companies that we believed had more attractive risk/reward profiles and distribution growth outlooks.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	How did the Fund use leverage during the Reporting Period?

A	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and reserves the right to leverage to the extent permitted by the Investment Company Act of 1940. During the Reporting Period, the Fund obtained leverage through a credit facility followed by a margin facility[3]. The use of this leverage hampered the Fund’s performance during the Reporting Period. As of November 30, 2015, the credit facility and the margin facility represented 30.50% of the Fund’s managed assets.

[3]	The MLP Income Opportunities Fund had a committed revolving line of credit facility with a major financial institution which was terminated during the Reporting period. The Fund currently has a fixed/floating rate margin loan facility with a major financial institution, which it entered into on July 24, 2015.

FUND BASICS

Goldman Sachs MLP Income Opportunities Fund

as of November 30, 2015

FUND SNAPSHOT

As of November 30, 2015
Market Price[1]	$10.25
Net Asset Value (NAV)[1]	$10.33
Premium (Discount) to NAV[2]	-0.77%
Leverage[3]	30.50%
Distribution Rate – Market Price[4]	13.46%
Distribution Rate – NAV[4]	13.36%

[1]	The Market Price is the price at which the Fund’s common shares are trading on the NYSE. The Market Price of the Fund’s common shares will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the fund’s portfolio, plus any other assets, less any liabilities, by the number of fund shares outstanding. The Fund cannot predict whether its common shares will trade at, above or below NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss.

[2]	The premium/discount to NAV is calculated as the market price divided by the NAV of the Fund minus 1, expressed as a percentage. If this value is positive, the Fund is trading at a premium to its NAV. If the value is negative, the Fund is trading at a discount to its NAV.

[3]	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund. The Fund’s use of leverage through a credit facility is calculated as a percentage of the Fund’s Managed Assets. Managed Assets are defined as total assets of the Fund (including assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

[4]	The Distribution Rate is calculated by annualizing the most recent distribution amount declared divided by the most recent closing Market Price or NAV. The Distribution Rate is subject to change and is not an indication of Fund performance. A portion of the Fund’s distributions will likely be treated for tax purposes as a return of capital. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. The final determination regarding the nature of the distributions will be made after the end of the Fund’s fiscal year when the Fund can determine its earnings and profits. The final tax status of the distribution may differ substantially, and will be made available to shareholders after the close of each calendar year. The proportion of distributions that are treated as taxable distributions may also vary and or increase in future years. The ultimate composition of these distributions may vary due to a variety of factors including projected income and expenses, depreciation and depletion, and any tax elections made by the MLP.

PERFORMANCE REVIEW

December 1, 2014–November 30, 2015	Fund Total Return (based on NAV)[5]	Fund Total Return (based on Market Price)[5]
Common Share	-40.43%	-39.47%

[5]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The Total Returns based on NAV and Market Price do not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation includes all management fees, interest expense (if any), tax expense and operating expenses incurred by the Fund. Operating expenses include custody, accounting and administrative services, professional fees, transfer agency fees, registration, printing and mailing costs and Trustee fees. Total returns for periods less than one full year are not annualized.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Closed-end funds, unlike open-end funds, are not continuously offered. Once issued in a public offering, shares of closed-end funds are traded in the open market through a stock exchange.

FUND BASICS

TOP TEN HOLDINGS AS OF 11/30/15[6,7]
Holding	% of Total Investments	Line of Business
Energy Transfer Partners LP	6.4%	Diversified Midstream
Sunoco LP (PIPE)	5.6	Liquids, Pipelines & Terminalling
CSI Compressco Partners LP	5.6	Other
Hoegh LNG Partners LP	5.6	Marine Transportation and Services
Holly Energy Partners LP	4.0	Liquids, Pipelines & Terminalling
DCP Midstream Partners LP	3.9	Natural Gas and NGL Infrastructure
Teekay Offshore Partners LP	3.4	Marine Transportation and Services
NuStar Energy LP	3.3	Liquids, Pipelines & Terminalling
Global Partners LP	3.3	Liquids, Pipelines & Terminalling
Northern Tier Partners LP	3.3	Other

[6]	The top 10 holdings may not be representative of the Fund’s future investments.
[7]	The Fund’s overall top ten holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short term investment Fund) which represents 6.8% of the Fund’s total investments as of 11/30/15.

FUND SECTOR ALLOCATIONS[8]

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. As a result of borrowings, the percentages may add to an amount in excess of 100%. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Schedule of Investments

November 30, 2015

Shares	Description	Value
Common Stocks – 144.1%
Coal – 3.6%
1,231,584	Alliance Resource Partners LP	$21,121,666

Diversified Midstream – 31.8%
1,746,600	CorEnergy Infrastructure Trust, Inc.	8,820,330
2,676,562	Energy Transfer Partners LP	102,271,434
2,786,788	Targa Resources Partners LP	63,650,238
434,970	Williams Partners LP	11,926,877

		186,668,879

Exploration and Production – 1.8%
665,808	Archrock Partners LP	10,699,534

General Partner – 0.8%
116,217	Alliance Holdings GP LP	2,771,775
104,765	Crestwood Equity Partners LP	1,962,245

		4,734,020

Liquids, Pipelines & Terminalling – 38.7%
464,841	Arc Logistics Partners LP	6,363,673
901,495	CrossAmerica Partners LP	22,068,598
1,672,668	Global Partners LP	41,582,526
1,860,824	JP Energy Partners LP(a)	12,802,469
1,575,236	NuStar Energy LP	63,040,945
290,714	PBF Logistics LP	5,735,787
299,963	Rose Rock Midstream LP	6,278,226
475,984	Sprague Resources LP	10,952,392
1,613,619	Sunoco LP (PIPE)(b)	51,990,804
271,278	TransMontaigne Partners LP	6,526,949

		227,342,369

Marine Transportation and Services – 14.4%
2,811,275	Capital Product Partners LP	17,711,033
410,970	Golar LNG Partners LP	5,893,310
433,237	KNOT Offshore Partners LP	6,888,468
860,166	Navios Maritime Midstream Partners LP(a)	9,995,129
3,337,132	Teekay Offshore Partners LP	44,350,484

		84,838,424

Natural Gas and NGL Infrastructure – 25.4%
62,445	Cone Midstream Partners LP	705,004
2,564,563	DCP Midstream Partners LP	65,139,900
2,044,742	ONEOK Partners LP	61,812,551
446,397	Summit Midstream Partners LP	8,307,448
881,262	USA Compression Partners LP	13,412,808

		149,377,711

Offshore Oilfield Services – 5.8%
3,179,548	Seadrill Partners LLC	27,280,522
616,610	Transocean Partners LLC	6,468,239

		33,748,761

Common Stocks – (continued)
Retail Propane – 3.0%
446,143	AmeriGas Partners LP	$17,493,267

Other – 18.8%
1,324,750	CSI Compressco Partners LP	18,546,500
959,554	CVR Refining LP	20,783,940
848,882	Enviva Partners LP(a)	12,996,383
2,135,453	Northern Tier Energy LP	57,913,485
41,816	OCI Partners LP	339,128

		110,579,436

TOTAL COMMON STOCKS
(Cost $1,236,402,729)		$846,604,067

Shares	Rate	Value
Preferred Stocks – 3.6%
Diversified Midstream – 2.8%
Kinder Morgan, Inc.
375,097	9.750%	$16,466,758

General Partner – 0.8%
Anadarko Petroleum Corp.
131,615	7.500	4,885,549

TOTAL PREFERRED STOCKS
(Cost $24,728,032)		$21,352,307

Investment Company(a) – 6.3%
Goldman Sachs Financial Square Government Fund – FST Shares
36,828,436	0.043%	$36,828,436
(Cost $36,828,436)

TOTAL INVESTMENTS – 154.0%
(Cost $1,297,959,197)		$904,784,810

BORROWINGS – (48.2%)		(283,000,000)

OTHER LIABILITIES IN EXCESS OF OTHER ASSETS – (5.8)%		(34,332,634)

NET ASSETS – 100.0%		$587,452,176

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Schedule of Investments (continued)

November 30, 2015

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an Affiliated Issuer/Fund.
(b)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. See additional details below:

Restricted Security	Acquisition Date	Cost

Sunoco LP (PIPE)	11/24/15	$45,988,142

Investment Abbreviations:
GP	—General Partnership
LLC	—Limited Liability Company
LP	—Limited Partnership
PIPE	—Private Investment in Public Equity

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Schedule of Investments

November 30, 2015

Shares	Description	Value
Common Stocks – 135.2%
Coal – 2.2%
588,404	Alliance Resource Partners LP	$10,091,129

Diversified Midstream – 20.5%
2,818,791	CorEnergy Infrastructure Trust, Inc.	14,234,894
1,138,127	Energy Transfer Partners LP	43,487,833
837,369	Targa Resources Partners LP	19,125,508
630,352	Williams Partners LP	17,284,252

		94,132,487

General Partner – 4.1%
541,367	Alliance Holdings GP LP	12,911,603
307,377	Crestwood Equity Partners LP	5,757,171

		18,668,774

Liquids, Pipelines & Terminalling – 43.6%
313,921	Arc Logistics Partners LP	4,297,579
811,823	CrossAmerica Partners LP	19,873,427
134,591	Delek Logistics Partners LP	4,913,917
900,936	Global Partners LP	22,397,269
811,112	Holly Energy Partners LP	27,018,141
570,527	NuStar Energy LP	22,832,491
758,151	PBF Logistics LP	14,958,319
316,697	Rose Rock Midstream LP	6,628,468
879,108	Sprague Resources LP(a)	20,228,275
489,807	Sunoco LP	18,220,820
1,196,466	Sunoco LP (PIPE)(b)	38,550,135

		199,918,841

Marine Transportation and Services – 23.4%
1,184,408	Capital Product Partners LP	7,461,770
875,274	Dynagas LNG Partners LP	11,115,980
1,016,722	Golar LNG Partners LP	14,579,793
2,395,485	Hoegh LNG Partners LP(a)	38,088,212
807,018	KNOT Offshore Partners LP	12,831,586
1,739,297	Teekay Offshore Partners LP	23,115,257

		107,192,598

Natural Gas and NGL Infrastructure – 18.3%
124,844	American Midstream Partners LP	1,273,409
251,831	Cone Midstream Partners LP	2,843,172
1,058,684	DCP Midstream Partners LP	26,890,574
717,776	ONEOK Partners LP	21,698,369
873,656	Summit Midstream Partners LP	16,258,738
970,934	USA Compression Partners LP	14,777,615

		83,741,877

Offshore Oilfield Services – 1.4%
734,274	Seadrill Partners LLC	6,300,071

Retail Propane – 4.8%
558,145	AmeriGas Partners LP	21,884,865

Other – 16.9%
2,731,245	CSI Compressco Partners LP(a)	38,237,430
711,913	CVR Refining LP	15,420,035

Common Stocks – (continued)
Other – (continued)
825,114	Northern Tier Energy LP	$22,377,092
171,145	OCI Partners LP	1,387,986

		77,422,543

TOTAL COMMON STOCKS
(Cost $831,803,867)		$619,353,185

Shares	Rate	Value
Preferred Stocks – 3.7%
Diversified Midstream – 2.6%
Kinder Morgan, Inc.
276,243	9.750%	$12,127,068

General Partner – 1.1%
Anadarko Petroleum Corp.
137,395	7.500	5,100,102

TOTAL PREFERRED STOCKS
(Cost $20,162,976)		$17,227,170

Investment Company(a) – 10.1%
Goldman Sachs Financial Square Government Fund – FST Shares
46,168,846	0.043%	$46,168,846
(Cost $46,168,846)

TOTAL INVESTMENTS – 149.0%
(Cost $898,135,689)		$682,749,201

BORROWINGS – (43.9)%		(201,000,000)

OTHER LIABILITIES IN EXCESS OF OTHER ASSETS – (5.1)%		(23,657,629)

NET ASSETS – 100.0%		$458,091,572

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an Affiliated Issuer/Fund.
(b)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. See additional details below:

Restricted Security	Acquisition Date	Cost

Sunoco LP (PIPE)	11/24/15	$34,099,281

Investment Abbreviations:
GP	—General Partnership
LLC	—Limited Liability Company
LP	—Limited Partnership
PIPE	—Private Investment in Public Equity

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Assets and Liabilities

November 30, 2015

	MLP and Energy Renaissance Fund	MLP Income Opportunities Fund
Assets:
Investments of unaffiliated issuers, at value (cost $1,197,059,493 and $735,705,970)	$832,162,393	$540,026,438
Investments of affiliated issuers, at value (cost $100,899,704 and $162,429,719)	72,622,417	142,722,763
Cash	3,837,813	2,129,558
Receivables:
Investments sold	9,320,903	3,415,340
Current taxes	1,169,544	12,480,420
Dividends	141,462	201,105
Deferred financing costs	81,861	81,861
Other assets	184,836	336,192
Total assets	919,521,229	701,393,677

Liabilities:
Payables:
Borrowings on credit facility	283,000,000	201,000,000
Investments purchased	45,988,743	35,968,611
Interest on borrowing	1,461,980	931,756
Management fees	783,182	573,437
Deferred taxes, net	—	4,047,838
Accrued expenses	835,148	780,463
Total liabilities	332,069,053	243,302,105

Net Assets:
Paid-in capital	1,367,499,359	743,590,344
Undistributed (distributions in excess of) net investment income, net of taxes	11,244,468	(15,775,308)
Accumulated net realized loss, net of taxes	(398,117,264)	(50,614,279)
Net unrealized loss, net of taxes	(393,174,387)	(219,109,185)
NET ASSETS	$587,452,176	$458,091,572
Shares Outstanding $0.001 par value (unlimited shares authorized):	78,841,067	44,344,020
Net asset value	$7.45	$10.33

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Operations

For the Fiscal Year Ended November 30, 2015

	MLP and Energy Renaissance Fund	MLP Income Opportunities Fund
Investment income:
Dividends — unaffiliated issuers (includes tax withheld of $825,064, and $0)	$121,177,831	$69,895,333
Dividends — affiliated issuers	4,445,036	10,376,424
Less: return of capital on dividends	(97,018,929)	(63,078,643)
Total investment income	28,603,938	17,193,114

Expenses:
Management fees	13,483,460	9,405,308
Interest on borrowings	6,588,736	4,255,592
Professional fees	802,685	813,544
Amortization of deferred financing costs	345,625	140,545
Insurance premiums	145,943	131,595
Custody, accounting and administrative services	133,093	95,696
Printing and mailing costs	122,767	83,257
Trustee fees	120,617	105,417
Transfer Agency fees	17,502	7,704
Other	290,331	276,305
Total operating expenses, before taxes	22,050,759	15,314,963
Less — expense reductions	(37,669)	(6,485)
Net operating expenses, before taxes	22,013,090	15,308,478
NET INVESTMENT INCOME, BEFORE TAXES	6,590,848	1,884,636
Current and deferred tax benefit/(expense)	588,969	(721,073)
NET INVESTMENT INCOME, NET OF TAXES	7,179,817	1,163,563

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(363,081,389)	(78,610,800)
Investment — affiliated issuers	(1,201,763)	(1,586,442)
Foreign currency transactions	(60,507)	—
Current and deferred tax benefit	— (a)	10,550,054
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(185,652,356)	(272,647,759)
Investments — affiliated issuers	(15,903,353)	(12,766,903)
Foreign currency translation	9,055	—
Deferred tax benefit	— (a)	22,523,231
Net realized and unrealized loss, net of taxes	(565,890,313)	(332,538,619)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(558,710,496)	$(331,375,056)

(a)	Any net tax benefit was fully offset by a 100% valuation allowance recorded as of November 30, 2015.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Changes in Net Assets

	MLP and Energy Renaissance Fund
	For the Fiscal Year Ended November 30, 2015	For the Period Ended November 30, 2014(a)
From operations:
Net investment income, net of taxes	$7,179,817	$4,064,651
Net realized loss, net of taxes	(364,343,659)	(33,490,299)
Net change in unrealized loss, net of taxes	(201,546,654)	(191,911,039)
Net decrease in net assets resulting from operations	(558,710,496)	(221,336,687)

Distributions to shareholders:
From return of capital	(103,775,302)	(24,986,048)

From share transactions:
Proceeds from sales of shares	—	1,491,254,733
Reinvestment of distributions	7,321,118	707,905
Offering costs charged to paid-in capital	—	(3,123,047)
Net increase in net assets resulting from share transactions	7,321,118	1,488,839,591
TOTAL INCREASE (DECREASE)	(655,164,680)	1,242,516,856

Net assets:
Beginning of year	1,242,616,856	100,000
End of year	$587,452,176	$1,242,616,856
Undistributed net investment income, net of taxes	$11,244,468	$4,064,651

(a)	Commenced operations on September 26, 2014.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLOSED-END FUNDS

Statements of Changes in Net Assets

	MLP Income Opportunities Fund
	For the Fiscal Year Ended November 30, 2015	For the Fiscal Year Ended November 30, 2014
From operations:
Net investment income, net of taxes	$1,163,563	$29,605
Net realized gain (loss), net of taxes	(69,647,188)	16,729,096
Net change in unrealized gain (loss), net of taxes	(262,891,431)	46,084,404
Net increase (decrease) in net assets resulting from operations	(331,375,056)	62,843,105

Distributions to shareholders:
From net investment income	—	(16,765,268)
From return of capital	(60,364,529)	(40,162,638)
Total distributions to shareholders	(60,364,529)	(56,927,906)

From share transactions:
Proceeds from sales of shares	—	53,669,549
Reinvestment of distributions	2,996,459	—
Offering costs charged to paid-in capital	—	(112,397)
Net increase in net assets resulting from share transactions	2,996,459	53,557,152
TOTAL INCREASE (DECREASE)	(388,743,126)	59,472,351

Net assets:
Beginning of year	846,834,698	787,362,347
End of year	$458,091,572	$846,834,698
Distributions in excess of net investment income, net of taxes	$(15,775,308)	$(16,938,871)

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Statement of Cash Flows

For the Fiscal Year Ended November 30, 2015

Increase/(Decrease) in cash — Cash flows from operating activities:
Net decrease in net assets from operations	$(558,710,496)
Adjustments to reconcile net decrease in net assets from operations to net cash received from/(used in) operating activities:
Purchase of investment securities	(1,488,662,182)
Proceeds from disposition of investment securities	1,555,059,611
Proceeds from disposition of short term investments	114,828,897
Proceeds from merger	1,688,752
Net realized loss from investment securities	364,283,152
Net change in unrealized loss on investment securities	201,555,709
Decrease in dividends receivable	2,804,371
Decrease in receivables for investments sold	58,282,609
Increase in receivable for current taxes	(1,169,544)
Increase in other assets	(180,926)
Decrease in deferred financing costs	220,605
Decrease in payable for investments purchased	(78,752,562)
Decrease in payable for management fees	(729,655)
Increase in interest on borrowings payable	888,308
Increase in accrued expenses and other liabilities	(637,393)
Decrease in income tax payable	(588,970)
Return of capital on dividends	97,018,929
Net cash received from operating activities	267,199,215

Cash flows from financing activities:
Repayment of borrowing facility	(637,088,638)
Proceeds from borrowing facility	470,088,638
Cash distributions paid	(96,454,184)
Net cash used in financing activities	(263,454,184)
NET INCREASE IN CASH	$3,745,031

Cash:
Beginning of year	92,782
End of year	$3,837,813
Supplemental disclosure
Cash paid for interest and related fees	$5,700,428
Cash paid for income taxes	$1,169,544
Reinvestment of distributions	$7,321,118

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Statement of Cash Flows

For the Fiscal Year Ended November 30, 2015

Increase/(Decrease) in cash — Cash flows from operating activities:
Net decrease in net assets from operations	$(331,375,056)
Adjustments to reconcile net decrease in net assets from operations to net cash received from/(used in) operating activities:
Purchase of investment securities	(603,202,347)
Purchase of short term investments	(46,168,845)
Proceeds from disposition of investment securities	680,707,044
Proceeds from merger	1,167,138
Net realized loss from investment securities	80,197,242
Net change in unrealized loss on investment securities	285,414,662
Increase in dividends receivable	(20,222)
Increase in receivables for investments sold	(1,189,421)
Increase in receivable for current taxes	(7,412,743)
Increase in other assets	(138,097)
Decrease in deferred financing costs	15,526
Increase in payable for investments purchased	35,968,611
Decrease in payable for management fees	(426,171)
Increase in interest on borrowings payable	640,554
Increase in accrued expenses and other liabilities	88,381
Decrease in deferred taxes, net	(23,594,903)
Return of capital on dividends	63,078,643
Net cash received from operating activities	133,749,996

Cash flows from financing activities:
Repayment of borrowing facility	(480,212,550)
Proceeds from borrowing facility	380,212,550
Cash distributions paid	(57,368,070)
Net cash used in financing activities	(157,368,070)
NET DECREASE IN CASH	$(23,618,074)

Cash:
Beginning of year	$25,747,632
End of year	$2,129,558
Supplemental disclosure
Cash paid for interest and related fees	$3,615,038
Cash paid for income taxes	$80,348
Cash received for income taxes refund	$1,395,004
Reinvestment of distributions	$2,996,459

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized loss	Total from investment operations	Distributions to shareholders from return of capital	Offering costs
FOR THE FISCAL YEAR ENDED NOVEMBER 30,
2015 - Common Shares	$15.91	$0.09	$(7.22)	$(7.13)	$(1.33)	$—

FOR THE PERIOD ENDED NOVEMBER 30,
2014 - Common Shares(g)	19.10	0.05	(2.88)	(2.83)	(0.32)	(0.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Total returns are calculated assuming purchase of a share at the market price or net asset value (“NAV”) on the first day and sale of a share at the market price or NAV on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sales of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Calculated by dividing the Fund’s Managed Assets (as defined in the Fund’s Prospectus) by the amount of borrowings outstanding under the credit facility at period end.
(g)	Commenced operations on September 26, 2014.
(h)	Annualized with the exception of tax expenses.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

		Total return(b)			Ratio of expenses to average net assets
Net asset value, end of period	Market price, end of period	Based on market price	Based on net asset value	Net assets, end of period (in 000s)	After interest expense and tax (benefit)/ expenses(c)		After interest expense and before tax (benefit)/ expenses		Before interest expense and tax (benefit)/ expenses		Ratio of net investment income to average net assets(d)		Portfolio turnover rate(e)	Asset coverage, end of period per $1,000(f)

$7.45	$7.52	(50.18)%	(46.86)%	$587,452	2.25%		2.31%		1.62%		0.75%		113%	$3,076

15.91	17.11	(8.77)	(15.28)	1,242,617	1.65	(h)	1.60	(h)	1.30	(h)	1.69	(h)	36	3,761

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From capital	Total distributions	Offering costs
FOR THE FISCAL YEARS ENDED NOVEMBER 30,
2015 - Common Shares	$19.19	$0.03		$(7.52)		$(7.49)	$—	$(1.37)	$(1.37)	$—
2014 - Common Shares	19.06	—	(g)	1.42		1.42	(0.38)	(0.91)	(1.29)	—	(g)

FOR THE PERIOD ENDED NOVEMBER 30,
2013 - Common Shares(i)	19.10	—	(g)	—	(g)	—	—	—	—	(0.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Total returns are calculated assuming purchase of a share at the market price or net asset value (“NAV”) on the first day and sale of a share at the market price or NAV on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Calculated by dividing the Fund’s Managed Assets by the amount of borrowings outstanding under the credit facility at period end.
(g)	Amount is less than $0.005 per share.
(h)	Amount is less than 0.005% per share.
(i)	Commenced operations on November 26, 2013.
(j)	Annualized with the exception of tax expenses.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

		Total Return(b)			Ratio of expenses to average net assets
Net asset value, end of period	Market price, end of period	Based on market price	Based on net asset value	Net assets, end of year (in 000s)	After interest expense and tax (benefit)/ expenses(c)		After interest expense and before tax (benefit)/ expenses		Before interest expense and tax (benefit)/ expenses		Ratio of net investment income/(loss) to average net assets(d)		Portfolio turnover rate(e)	Asset coverage, end of period per $1,000(f)

$10.33	$10.25	(39.47)%	(40.43)%	$458,092	(2.49)%		2.24%		1.62%		0.17%		66%	$3,279
19.19	18.74	(0.14)	7.31	846,835	5.76		1.75		1.41		—	(h)	54	3,813

19.06	20.00	4.71	(0.21)	787,362	1.11	(j)	1.11	(j)	1.11	(j)	(1.11	)(j)	—	—

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements

November 30, 2015

1. ORGANIZATION

The Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund (each, a “Fund” and collectively, the “Funds”) are non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933 as amended (the “1933 Act”). The Goldman Sachs MLP and Energy Renaissance Fund was organized as a Delaware statutory trust on July 7, 2014, and the Goldman Sachs MLP Income Opportunities Fund was organized as a Delaware statutory trust on June 18, 2013. The shares of the Goldman Sachs MLP and Energy Renaissance Fund and the Goldman Sachs MLP Income Opportunities Fund are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “GER” and “GMZ”, respectively.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co., serves as investment adviser to each Fund pursuant to each Fund’s respective management agreement (each, an “Agreement”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the Fund’s schedule K-1 received from the MLPs. The Funds record their pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjust the cost basis of the underlying partnerships accordingly.

C.  Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D.  Distributions to Shareholders — While each Fund seeks to distribute substantially all of the Fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less Fund expenses, in order to permit the Fund to maintain more stable quarterly distributions, the distributions paid by the Fund may be more or less than the amount of net investment income actually earned by the Fund. These distributions could include a return of a shareholder’s invested capital which would reduce such Fund’s NAV. The Funds estimate that only a portion of the distributions paid to shareholders will be treated as dividend income. The remaining portion of the Funds’ distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Funds’ operating results during the period, and their final federal income tax characterization that may differ.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/Tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency

GOLDMAN SACHS CLOSED-END FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Income Taxes — The Funds do not intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended, but will rather be taxed as corporations. As a result, the Funds are obligated to pay federal, state and local income tax on their taxable income. The Funds invest primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Funds must report their allocable share of the MLPs’ taxable income or loss in computing their own taxable income or loss. The Funds’ tax expense or benefit is included in the Statements of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Funds will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for their future tax liability associated with the capital appreciation of their investments and the distributions received by the Funds on interests of MLPs considered to be return of capital and for any net operating gains. The Funds may also record a deferred tax asset balance, which reflects an estimate of the Funds’ future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Funds have a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Funds’ valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Funds will modify their estimates or assumptions regarding the deferred tax liability or asset. Unexpected significant decreases in cash distributions from the Funds’ MLP investments or significant declines in the fair value of their investments may change the Funds’ assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Funds’ NAV and results of operations in the period it is recorded. The Funds will rely to some extent on information provided by MLPs, which may not be provided to the Funds on a timely basis, to estimate operating income/loss and gains/losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of net asset values and financial statement reporting.

It is the Funds’ policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statements of Operations. The Funds anticipate filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Funds have reviewed all major jurisdictions and concluded that there is no significant impact on their net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on their tax returns.

Return of Capital Estimates — Distributions received from the Funds’ investments in MLPs generally are comprised of income and return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

November 30, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes, are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price.

Subordinated Units and Private Investments — Subordinated units and private investments in public equities (“PIPEs”) are valued the same as other equity securities as noted above. A Liquidity Value Adjustment (LVA) may be applied to securities which are subject to transfer restrictions or which convert to publicly traded securities in the future when certain conditions are met. Subordinated units and PIPEs are classified as Level 2 until such time as the transfer restriction is removed.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately

GOLDMAN SACHS CLOSED-END FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of November 30, 2015:

Goldman Sachs MLP and Energy Renaissance Fund

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock(a)
MLPs
Europe	$40,487,940	$—	$—
North America	711,556,232	51,990,804	—
Corporations
Europe	33,748,761	—	—
North America	8,820,330	—	—
Preferred Stock(a)
North America	—	21,352,307	—
Investment Company	36,828,436	—	—
Total	$831,441,699	$73,343,111	$—

Goldman Sachs MLP Income Opportunities Fund

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock(a)
MLPs
Europe	$45,989,129	$—	$—
North America	514,278,956	38,550,135	—
Corporations
Europe	6,300,071	—	—
North America	14,234,894	—	—
Preferred Stock(a)
North America	—	17,227,170	—
Investment Company	46,168,846	—	—
Total	$626,971,896	$55,777,305	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

November 30, 2015

4. TAXATION

Currently, the highest marginal federal income tax rate for a corporation is 35%. The Funds may also be subject to a 20% alternative minimum tax to the extent that their alternative minimum tax exceeds their regular federal income tax. Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the fiscal year ended November 30, 2015, the Goldman Sachs MLP and Energy Renaissance Fund re-evaluated its blended state income tax rate, increasing the rate from 2.10% to 2.51% due to anticipated state apportionment of income and gains. The Goldman Sachs MLP Income Opportunities Fund blended state income tax rate for the fiscal year ended November 30, 2015 was 2.48%. The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

	Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs MLP Income Opportunities Fund
Application of statutory income tax rate	$(195,754,813)	$(127,304,544)
State income taxes, net of federal benefit	(14,038,417)	(9,020,436)
Change in estimated state tax rate, net of federal tax benefit (expense)	924,709	—
Effect of permanent differences	(569,913)	(75,144)
Other Adjustments	(2,186,179)	(66,917)
Valuation Allowance	211,035,644	104,114,829
Total current and deferred income tax expense/(benefit), net	$(588,969)	$(32,352,212)

At November 30, 2015, components of the Funds’ deferred tax assets and liabilities are as follows:

	Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs MLP Income Opportunities Fund
Deferred tax assets:
Net unrealized losses on investment securities (tax basis)	$147,257,606	$76,041,955
Net operating loss carryforward — Expiration — November 30, 2035	5,262,893	834,650
Capital loss carryforward (tax basis) — see table below for expiration	140,859,105	28,251,209
Other tax assets	1,124,226	448,737
Valuation Allowance	(294,503,830)	(104,114,829)
Total Deferred Tax assets	$—	$1,461,722
Deferred tax liabilities:
Book vs. tax partnership income to be recognized	$—	$5,509,560

GOLDMAN SACHS CLOSED-END FUNDS

4. TAXATION (continued)

At November 30, 2015 Goldman Sachs MLP and Energy Renaissance Fund had capital loss carryforwards, which may be carried forward for 5 years, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2014	$35,048,132	November 30, 2019
November 30, 2015	340,476,009	November 30, 2020

At November 30, 2015 Goldman Sachs MLP Income Opportunities Fund had capital loss carryforwards, which may be carried forward for 5 years, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2015	$75,376,759	November 30, 2020

The Funds review the recoverability of their deferred tax assets based upon the weight of the available evidence. When assessing, the Funds’ management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of their analysis of the recoverability of their deferred tax assets, the Funds recorded the following valuation allowances as of November 30, 2015:

Goldman Sachs MLP and Energy Renaissance Fund	$294,503,830
Goldman Sachs MLP Income Opportunities Fund	$104,114,829

As of November 30, 2015, components of each Fund’s current and deferred tax expense/(benefit) are as follows:

	Goldman Sachs MLP and Energy Renaissance Fund			Goldman Sachs MLP Income Opportunities Fund
	Current	Deferred	Total	Current	Deferred	Total
Federal	$(555,632)	$(196,128,314)	$(196,683,946)	$(8,227,884)	$(119,317,996)	$(127,545,880)
State	(33,337)	(14,907,330)	(14,940,667)	(499,514)	(8,421,647)	(8,921,161)
Valuation allowance	—	211,035,644	211,035,644	—	104,114,829	104,114,829
Total	$(588,969)	$—	$(588,969)	$(8,727,398)	$(23,624,814)	$(32,352,212)

For the fiscal year ended November 30, 2015, the Funds do not have any interest or penalties associated with the underpayment of any income taxes.

At November 30, 2015, gross unrealized appreciation and depreciation of investments, based on cost, for federal income tax purposes was as follows:

	Goldman Sachs MLP and Energy Renaissance Fund	Goldman Sachs MLP Income Opportunities Fund
Tax Cost	$1,297,367,071	$870,935,955
Gross unrealized gain	27,005,125	24,466,806
Gross unrealized loss	(419,587,386)	(212,653,560)
Net unrealized gain (loss)	$(392,582,261)	$(188,186,754)

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

November 30, 2015

4. TAXATION (continued)

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales and timing differences related to the tax treatment of partnership investments.

For the fiscal year ended November 30, 2015, distributions from both the Goldman Sachs MLP and Energy Renaissance Fund and for the Goldman Sachs MLP Income Opportunities Fund are estimated to be comprised of 100% return of capital. Shareholders will be informed of the final tax characterization of the distributions in February 2016. The initial tax year for the Goldman Sachs MLP and Energy Renaissance Fund is open for examination by U.S. and state tax authorities. For the Goldman Sachs MLP Income Opportunities Fund all tax years since inception remain open for examination by U.S. and state tax authorities. Management of the Funds is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under each Fund’s Agreement, GSAM manages each Fund, subject to the general supervision of the Board of Trustees. As compensation for the services rendered pursuant to the respective Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 1.00% of each Fund’s average daily managed assets for the fiscal year ended November 30, 2015. Managed assets are defined as total assets of the fund (including any assets attributable to borrowings for investment purposes) minus the sum of all accrued liabilities (other than liabilities representing indebtedness for investment purposes).

The Funds invested in the FST Shares of the Goldman Sachs Financial Square Government Fund, and the Goldman Sachs MLP and Energy Renaissance Fund invested in the FST Shares of the Goldman Sachs Financial Square Money Market Fund (“Underlying Funds”) during the reporting period, both of which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by each Fund in an amount equal to the management fee it earns as investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended November 30, 2015, GSAM waived $37,669 and $6,485, respectively, of the Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs MLP Income Opportunities Fund’s management fees.

B.  Other Transactions with Affiliates — For the fiscal year ended November 30, 2015, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Funds.

GOLDMAN SACHS CLOSED-END FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

An investment by a Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the 1940 Act) of such Fund. The following tables provide information about the investment in shares of issuers of which the Funds are affiliates for the fiscal year ended November 30, 2015:

Goldman Sachs MLP and Energy Renaissance Fund

Name of Affiliated Issuer	Market Value 11/30/14	Purchases at Cost	Proceeds from Sales	Return of capital on dividends	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 11/30/15	Dividend Income
Emerge Energy Services LP*	$96,225,000	$3,469,241	$(22,412,844)	$(4,780,114)	$(116,625,718)	$44,124,435	$—	$4,780,114
Enviva Partners LP	—	17,472,055	(332,601)	(591,415)	(173,409)	(3,378,247)	12,996,383	591,415
JP Energy Partners LP	28,470,000	—	(594,547)	(2,488,514)	(1,056,725)	(11,527,745)	12,802,469	2,488,514
Navios Maritime Midstream Partners LP	13,090,000	—	(2,125,881)	—	28,371	(997,361)	9,995,129	1,358,669
QEP Midstream Partners LP*	23,333,683	—	(24,828,189)	(915,902)	1,959,727	450,681	—	915,902
Sprague Resources LP*	11,853,374	32,052	(1,184,832)	(986,786)	(73,041)	1,311,625	10,952,392	986,786

Goldman Sachs MLP Income Opportunities Fund

Name of Affiliated Issuer	Market Value 11/30/14	Purchases at Cost	Proceeds from Sales	Return of capital on dividends	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 11/30/15	Dividend Income
American Midstream Partners LP*	$30,969,469	$11,332,589	$(27,162,113)	$(1,801,880)	$(11,430,740)	$(633,916)	$1,273,409	$1,801,880
CSI Compressco Partners LP	40,860,000	17,841,567	(4,590,148)	(5,522,981)	(2,362,760)	(7,988,248)	38,237,430	5,522,981
CrossAmerica Partners LP*	34,774,318	8,282,403	(13,582,258)	(2,072,971)	805,083	(8,333,148)	19,873,427	2,072,971
Hoegh LNG Partners LP	42,890,124	1,151,088	—	—	—	(5,953,000)	38,088,212	3,233,905
Sprague Resources LP	18,394,257	3,427,309	(1,925,700)	(1,618,254)	776,318	1,174,345	20,228,275	1,618,254

*	Security is no longer affiliated

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

November 30, 2015

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in all affiliated funds for the fiscal year ended November 30, 2015:

Fund	Underlying Fund	Market Value 11/30/14	Purchases at Cost	Proceeds from Sales	Market Value 11/30/15	Dividend Income
MLP and Energy Renaissance Fund	Goldman Sachs Financial Square Funds — Money Market Fund	$151,657,333	$109,840,017	$(261,497,350)	$—	$—
MLP and Energy Renaissance Fund	Goldman Sachs Financial Square Funds — Government Fund	—	747,923,505	(711,095,069)	36,828,436	6,438
MLP Income Opportunities Fund	Goldman Sachs Financial Square Funds — Government Fund	—	141,210,335	(95,041,489)	46,168,846	1,284

C.  Financing Agreement — On July 27, 2015, the Goldman Sachs MLP and Energy Renaissance Fund entered into an evergreen fixed/floating rate margin loan facility (the “Credit Facility”) with a major U.S. financial institution. The Credit Facility provides for borrowings in an aggregate amount up to $430,000,000 for the Fund. Borrowings under the Credit Facility bear interest subject to the Fund’s election of fixed rate and/or floating rate borrowings. The interest rates for the fixed rate borrowings are based on the lender’s internal fixed rates plus a mutually agreed-upon spread. The fund is subject to breakage fee upon early termination of long term fixed tranche. The interest rates for the floating rate borrowings are based on variable rates (i.e., LIBOR) plus market spreads. The Fund also pays an unused commitment fee of 0.20% per annum. Interest is accrued daily and paid quarterly. Costs incurred in connection with obtaining the Credit Facility have been recorded as deferred financing costs in the Statement of Assets and Liabilities and are being amortized on a straight-line basis over 12 months from the date of when the Fund entered into the agreement.

Prior to July 27, 2015, the Fund participated in a committed revolving line of credit facility (the “Prior Credit Facility”) with a major U.S. financial institution that was set to expire on October 16, 2015. The Prior Credit Facility provided for borrowings in an aggregate amount up to $670,000,000. Borrowings under the Prior Credit Facility bore interest subject to the Fund’s election of variable rates (i.e., LIBOR or Federal Funds Rate) plus markets spreads. The Fund paid an unused commitment fee of 0.10% when the loan was in excess of 85% of the $670,000,000 balance and 0.20% per annum at all other times. Remaining costs incurred in connection with entering in the Prior Credit Facility have been expensed through the termination of the Prior Credit Facility.

The average outstanding balance and weighted average annual interest rate for the fiscal year ended November 30, 2015 were $390,047,304 and 1.523%, respectively. As of November 30, 2015, there was $283,000,000 of outstanding borrowings under the Credit Facility at a weighted average annual interest rate of 2.715%.

On July 24, 2015, the Goldman Sachs MLP Income Opportunities Fund entered into an evergreen fixed/floating rate margin loan facility (the “Credit Facility”) with a major U.S. financial institution. The Credit Facility provides for borrowings in an aggregate amount up to $310,000,000 for the Fund. Borrowings under the Credit Facility bear interest subject to the Fund’s election of fixed rate and/or floating rate borrowings. The interest rates for the fixed rate borrowings are based on the lender’s

GOLDMAN SACHS CLOSED-END FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

internal fixed rates plus a mutually agreed-upon spread. The fund is subject to breakage fee upon early termination of long term fixed tranche. The interest rates for the floating rate borrowings are based on variable rates (i.e., LIBOR) plus market spreads. The Fund also pays an unused commitment fee of 0.20% per annum. Interest is accrued daily and paid quarterly. Costs incurred in connection with obtaining the Credit Facility have been recorded as deferred financing costs in the Statement of Assets and Liabilities and are being amortized on a straight-line basis over 12 months from the date of when the Fund entered into the agreement.

Prior to July 24, 2015, the Fund participated in a committed revolving line of credit facility (the “Prior Credit Facility”) with a major U.S. financial institution that was set to expire on July 28, 2015. The Prior Credit Facility provided for borrowings in an aggregate amount up to $395,000,000. Borrowings under the Prior Credit Facility bore interest subject to the Fund’s election of variable rates (i.e., LIBOR or Federal Funds Rate) plus markets spreads. The Fund paid an unused commitment fee of 0.35%. Remaining costs incurred in connection with entering in the Prior Credit Facility have been expensed through the termination of the Prior Credit Facility.

The average outstanding balance and weighted average annual interest rate for the fiscal year ended November 30, 2015 were $256,829,144 and 1.483%, respectively. As of November 30, 2015, there was $201,000,000 of outstanding borrowings under the Credit Facility at a weighted average annual interest rate of 2.483%.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended November 30, 2015, were as follows:

Fund	Purchases	Sales
Goldman Sachs MLP and Energy Renaissance	$1,488,662,217	$1,554,813,189
Goldman Sachs MLP Income Opportunities	603,202,347	680,451,219

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

November 30, 2015

7. OTHER RISKS (continued)

Other Investment Company Risk — Subject to the limitations set forth in the 1940 Act and the Fund’s governing documents or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies. When the Fund invests in other investment companies, it will bear its proportionate share of any fees and expenses borne by the other investment companies.

Leverage Risk — The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that each Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that a Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; the investment advisory fees payable to the Investment Adviser will be higher than if the Fund did not use financial leverage; and that leverage may increase operating costs, which may reduce total return. The use of leverage may impact a Fund’s ability to declare dividends and distributions; the Funds are generally not permitted to declare cash dividends or other distributions unless, at the time of such declaration, the value of the Fund’s assets, less liabilities other than the principal amount of borrowings, is at least 300% of such principal amount (after deducting the amount of such dividend or distribution). This prohibition does not apply to privately arranged debt that is not intended to be publicly distributed (i.e., each Fund’s credit facility, as discussed above).

Liquidity Risk — The Funds may make investments, including MLPs, that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

Market and Credit Risks — An investment in a Fund represents an indirect investment in the securities owned by the Fund, a significant portion of which are traded on a national securities exchange. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Each Fund will utilize leverage, which magnifies the market risk. Additionally, a Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

GOLDMAN SACHS CLOSED-END FUNDS

7. OTHER RISKS (continued)

Market Discount Risk — Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that a Fund’s NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period of time following completion of the Fund’s initial offering. Although the value of a Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of their shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s adjusted tax cost basis for the shares. Because the market price of the shares will be determined by factors such as (i) NAV, (ii) dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by a Fund’s portfolio holdings, the timing and success of the Fund’s investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), (iii) supply of and demand for the shares, (iv) trading volume of the shares, (v) general market, interest rate and economic conditions and (vi) other factors that may be beyond the control of the Fund. A Fund cannot predict whether the shares will trade at, below or above NAV or at, below or above the initial public offering price.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — Each Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Private Investment Risk — The Funds may invest in PIPE securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Funds may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than entity issued through a registered public offering. The Funds may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold into the public markets. The ability of the Funds to freely transfer restricted shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Funds’ use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

GOLDMAN SACHS CLOSED-END FUNDS

Notes to Financial Statements (continued)

November 30, 2015

7. OTHER RISKS (continued)

Strategy Risk — Each Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Funds and their shareholders.

Tax Risks — Tax risks associated with investments in a Fund include, but are not limited to, the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Funds will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Funds generally will be subject to U.S. federal income tax on their taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income taxes.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of a Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Tax Estimation/NAV Risk. In calculating a Fund’s daily NAV, the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. A Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Funds on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce a Fund’s NAV which could have an effect on the market price of the shares. The Funds may also record a deferred tax asset balance, which reflects an estimate of a Fund’s future tax benefit associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase a Fund’s NAV to the extent it exceeds any valuation allowance, which could have an effect on the market price of the shares. Each Fund will rely to some extent on information provided by MLPs, which may not be provided to the Funds on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances (to the extent it exceeds any valuation allowance) for purposes of financial statement reporting and determining its NAV. The daily estimate of a Fund’s current taxes and deferred tax liability and/or asset balances used to calculate each Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, a Fund may modify its estimates or assumptions regarding their current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

GOLDMAN SACHS CLOSED-END FUNDS

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Goldman Sachs MLP and Energy Renaissance Fund

	For the Fiscal Year Ended November 30, 2015		For the Period Ended November 30, 2014(a)

	Shares	Dollars	Shares	Dollars

Common Shares
Proceeds from sales of common shares	—	$—	78,081,400	$1,491,254,733
Reinvestment of distributions	719,053	7,321,118	40,614	707,905
Offering costs charged to paid in capital	—	—	—	(3,123,047)
TOTAL INCREASE	719,053	$7,321,118	78,122,014	$1,488,839,591

(a)	Commenced operations on September 26, 2014.

	Goldman Sachs MLP Income Opportunities Fund

	For the Fiscal Year Ended November 30, 2015		For the Fiscal Year Ended November 30, 2014

	Shares	Dollars	Shares	Dollars

Common Shares
Proceeds from sales of common shares	—	$—	2,809,924	$53,669,549
Reinvestment of distributions	213,860	2,996,459	—	—
Offering costs charged to paid in capital	—	—	—	(112,397)
TOTAL INCREASE	213,860	$2,996,459	2,809,924	$53,557,152

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public

Accounting Firm

To the Boards of Trustees and Shareholders of

Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs MLP Income Opportunities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs MLP Income Opportunities Fund (collectively the “Funds”), at November 30, 2015, and the results of each of their operations and cash flows, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 25, 2016

GOLDMAN SACHS CLOSED-END FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs MLP and Energy Renaissance Fund (the “Funds”) are closed-end management investment companies that commenced investment operations on November 26, 2013 and September 26, 2014, respectively. The Board of Trustees (the “Board” or the “Trustees”) oversees the management of the Funds and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Funds’ investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

The Management Agreements were most recently approved for continuation until July 31, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on July 23, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreements were considered by the Board, or the Independent Trustees, as applicable. In reviewing the Management Agreements, the Trustees also drew on information they had received in their capacity as Trustees of other registered investment companies sponsored by the Investment Adviser. The matters considered by the Board included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund in terms of both market price and net asset value (“NAV”), including comparisons to the performance of a group similar closed-end funds prepared by the Investment Adviser using a third-party data provider (the “Outside Data Provider”), a benchmark performance index, composites of accounts with comparable investment strategies managed by the Investment Adviser, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Funds;

GOLDMAN SACHS CLOSED-END FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(d)	fee and expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers as calculated by the Outside Data Provider;
(ii)	comparative information on the advisory fees charged and services provided by the Investment Adviser to other types of accounts (such as private wealth management accounts and institutional separate accounts) managed by the Investment Adviser having investment objectives and policies similar to those of the Funds;
(e)	information relating to the profitability of the Management Agreements of each Fund to the Investment Adviser and its affiliates;
(f)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(g)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds;
(h)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(i)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices and other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(j)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(k)	the nature and quality of the services provided to the Funds by service providers that are not affiliated with Goldman, Sachs & Co. (“Goldman Sachs”), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreements; and
(l)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

In evaluating the Management Agreements at the Annual Meeting, the Trustees then in office relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, the Funds, and the other investment companies for which the Trustees have responsibility. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees also considered the Investment Adviser’s ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the significant resources that the Investment Adviser devotes to risk management and the control environment in which the Funds operate, as well as the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

GOLDMAN SACHS CLOSED-END FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Investment Performance

The Trustees considered the investment and market performance of the Funds in light of their respective investment objectives and the challenging market conditions for energy-related securities, including master limited partnerships (“MLPs”). In this regard, they compared the performance of each Fund, in terms of both market price and NAV, to the performance of a group of closed-end funds which invest primarily in MLPs and are subject to taxation as “C corporations” (the “Competitor Funds”) as of May 31, 2015 prepared by the Investment Adviser using the Outside Data Provider. The Trustees also reviewed the performance of each Fund, in terms of both market price and NAV, relative to a benchmark index which is a composite of the 50 most prominent energy MLPs. The information on each Fund’s investment performance was provided for the year-to-date periods and the one-year period as to the MLP Income Opportunities Fund, each as of May 31, 2015. The Competitor Funds’ performance was provided for the year-to-date period and the one-, three-, five-, and ten-year periods ending on May 31, 2015, to the extent that a given fund had been in existence for those periods.

The Trustees noted that the MLP Income Opportunities Fund had placed in the top half of its peer group for the year-to-date period and in fourth quartile for the one-year period ended May 31, 2015. They noted that the MLP and Energy Renaissance Fund had commenced operations on September 26, 2014 and did not yet have one year of performance. They observed that the MLP and Energy Renaissance Fund had placed in the top half of its peer group for the year-to-date period ended May 31, 2015.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreements and the fee rates payable by the Funds thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as closed-end funds.

In particular, the Trustees reviewed information on the Funds’ total operating expense ratios and management fee rates (as a percentage of both managed and net assets), and those were compared to similar information for the Competitor Funds. The comparisons of the funds’ management fees were based on reports by the Outside Data Provider and the information on total operating expense ratios were compiled by the Investment Adviser using the funds’ most recent annual reports available as of May 31, 2015. They noted that the Investment Adviser had provided a comparison of the Funds’ management fees with the median fees charged by the Investment Adviser to separately managed accounts that invest primarily in MLPs and with the fees charged by the Investment Adviser to an open-end fund that invests primarily in MLPs. The Trustees also considered that services provided to the Funds differed in various significant respects from the services provided to the separately managed accounts, which, in many cases, operated under less stringent regulatory and financial reporting requirements, required fewer services from the investment adviser to a smaller number of client contact points, required less management of vendor relationships, and were less time-intensive.

Profitability

The Trustees referred to the information regarding the Investment Adviser’s revenues and pre-tax profit margins with respect to the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency, and distribution and service), and information on the expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain profits and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data were provided for 2014, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

GOLDMAN SACHS CLOSED-END FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

The Trustees also took into account that the Funds use leverage, which increases total assets and thus the amount of fees received by the Investment Adviser under the Management Agreements (because the fees are calculated based on total managed assets). In this regard, the Trustees took into account that the Investment Adviser has a financial incentive for the Funds to make continuous use of leverage, which may create a conflict of interest between the Investment Adviser, on the one hand, and each Fund’s shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Adviser and the presentations by portfolio managers and determined that the Funds’ use of leverage is appropriate.

Economies of Scale

The Trustees noted that the Funds do not have management fee breakpoints. They considered each Fund’s asset levels and information comparing the contractual management fee rate charged by the Investment Adviser with fee rates charged to the Competitor Funds. The Trustees recognized that if the assets of the Funds increase over time, the Funds and their shareholders could realize economies of scale as certain Fund expenses become a smaller percentage of overall assets. They further recognized that, because the Funds are closed-end funds with no current plans to increase their assets (other than incurring leverage for investment purposes or engaging in future efforts to raise capital), any other significant growth in their assets would generally occur through appreciation in the value of the Funds’ investment portfolios, rather than through the continuous sale of Fund shares.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including: (a) brokerage commissions earned by Goldman Sachs for executing securities transactions on behalf of the Funds; (b) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs.

Other Benefits to the Funds and Their Shareholders

The Trustees observed that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; and (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions. The Trustees noted the competitive nature of the closed-end fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders would be able to sell their Fund shares in the secondary market if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of a Fund.

GOLDMAN SACHS CLOSED-END FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreements, the Trustees gave weight to each of the factors described above, but did not identify any one particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs, and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Funds and their shareholders and that the Management Agreements should be approved and continued with respect to each Fund until July 31, 2016.

GOLDMAN SACHS CLOSED-END FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name and Age[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Class I; Since 2013 (GMZ), 2014 (GER)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	137	None
John P. Coblentz, Jr. Age: 74	Trustee	Class III; Since 2013 (GMZ), 2014 (GER)	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	137	None
Michael Latham Age: 50	Trustee	Class I; Since 2015	Mr. Latham is retired. Formerly he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010–2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs Fund Complex.	16	None
Lawrence W. Stranghoener Age: 61	Trustee	Class III; Since 2015	Mr. Stranghoener is retired. Mr. Stranghoener is Director, Kennametal, Inc. (2003-Present); Director, Aleris Corporation and Aleris International, Inc. (2011 to present); and was formerly Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014, Mosaic Company (a fertilizer manufacturing company). Trustee — Goldman Sachs Fund Complex.	16	Kennametal Inc. (a global manufacturer and distributor of tooling and industrial materials)
Richard P. Strubel Age: 76	Trustee	Class II; Since 2013 (GMZ), 2014 (GER)	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	137	None

GOLDMAN SACHS CLOSED-END FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 53	President and Trustee	Class II; Since 2013 (GMZ), 2014 (GER)	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	136	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and/or owns securities issued by The Goldman Sachs Group, Inc. He also holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.
[2]	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees in which he or she serves:
Class	I Trustees serve an initial term until the first annual shareholder meeting subsequent to their election called for the purpose of electing Trustees and until a successor is duly elected and qualifies.
Class	II Trustees serve an initial term until the second annual shareholder meeting called for the purpose of electing Trustees and until a successor is duly elected and qualifies.
Class	III Trustees serve an initial term until the third annual shareholder meeting called for the purpose of electing Trustees and until a successor is duly elected and qualifies.
[3]	With respect to Messrs. Bakhru, Coblentz, McNamara and Strubel, the Goldman Sachs Fund Complex includes the Funds, Goldman Sachs Trust (“GST”), Goldman Sachs Trust II (“GSTII”), Goldman Sachs Variable Insurance Trust (“GSVIT”) and Goldman Sachs ETF Trust (“GSETF”). With respect to Messrs. Bakhru, Coblentz and Strubel, the Goldman Sachs Fund Complex also includes Goldman Sachs BDC, Inc. (“GSBDC”). With respect to Messrs. Latham and Stranghoener, the Goldman Sachs Fund Complex includes only the Funds and GSETF. As of November 30, 2015, the Funds and GSBDC each consisted of one portfolio, GST consisted of 98 portfolios (91 of which offered shares to the public), GSTII consisted of 8 portfolios (6 of which offered shares to the public), GSVIT consisted of 14 portfolios, and GSETF consisted of 14 portfolios (3 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

GOLDMAN SACHS CLOSED-END FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Funds	Term and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara Age: 53 200 West Street New York, NY 10282	Trustee and President	Since 2013 (GMZ), 2014 (GER)

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President, Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President, Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President, Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus Age: 38 200 West Street New York, NY 10282	Secretary	Since 2013 (GMZ), 2014 (GER)

Vice President, Goldman Sachs (August 2006-Present); Vice President, Goldman Sachs (August 2006-November 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and

Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh Age: 44 200 West Street New York, NY 10282	Treasurer, Senior Vice President and Principal Financial Officer	Since 2013 (Senior Vice President since 2014) (GMZ), 2014 (GER)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — the Fund; Treasurer — Goldman Sachs Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Fund Complex

(November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex

(May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board or until their successors are duly elected and qualified or until his or her earlier death, inability to serve, removal or designation. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Fund. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS CLOSED-END FUNDS

ADDITIONAL INFORMATION (Unaudited)

A.  Dividend Reinvestment Plan — Under each Fund’s Dividend Reinvestment Plan, dividends and/or distributions to a holder of shares will automatically be reinvested in additional shares of the Funds. Each registered shareholder may elect to have dividends and distributions distributed in cash (i.e., “opt-out”) rather than participate in the Dividend Reinvestment Plan. For any registered shareholder that does not so elect (each, a “Participant” and collectively, “Participants”), dividends and/or distributions on such shareholder’s shares will be reinvested by Computershare Trust Company, N.A. (the “Plan Agent”), as agent for shareholders in administering the Dividend Reinvestment Plan, in additional shares, as set forth below. Participation in the Dividend Reinvestment Plan is completely voluntary, and may be terminated or resumed at any time without penalty by Internet, telephone or notice if received and processed by the Plan Agent prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee. The Plan Agent will open an account for each holder of shares under the Dividend Reinvestment Plan in the same name in which such holder of shares is registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Dividend Reinvestment Plan will receive cash and Participants will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized shares from the Fund (“Newly Issued shares”) or (ii) by purchase of outstanding shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the net asset value (“NAV”) per share is equal to or less than the closing market price plus estimated per share fees (which include any applicable brokerage commissions the Plan Agent is required to pay) (such condition often referred to as a “premium”), the Plan Agent will invest the Dividend amount in Newly Issued shares on behalf of the Participants. The number of Newly Issued shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market price per share plus per share fees (such condition referred to as a “market discount”), the Plan Agent will invest the Dividend amount in shares acquired on behalf of the Participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent (or Plan Agent’s broker) will have until the last business day before the next date on which the shares trade on an “exdividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in shares acquired in Open-Market Purchases. Open-market purchases may be made on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is contemplated that the Funds will pay quarterly Dividends. If, before the Plan Agent has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the Dividend had been paid in Newly Issued shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Dividend Reinvestment Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

More information about each Fund’s dividend reinvestment plan can be found in the applicable Fund’s prospectus.

B.  Fund Certification — The Funds are listed for trading on the NYSE. The MLP and Energy Renaissance Fund will file its annual chief executive officer certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s first annual shareholder meeting. The MLP Income Opportunities Fund will continue to file its annual chief executive officer certification no more than 30 days after its annual shareholder meeting.

C.  Distribution Policy — While each Fund seeks to distribute substantially all of the Fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less Fund expenses, in order to permit the Fund to maintain more stable quarterly distributions, the distributions paid by the Fund may be more or less than the amount of net investment income actually earned by the Fund. These distributions could include a return of a shareholder’s invested capital which would reduce such Fund’s NAV. The Funds may have to sell a portion of their investment portfolios to pay a distribution at a time when independent investment judgment might not dictate such

GOLDMAN SACHS CLOSED-END FUNDS

action. Each Fund currently anticipates making distributions to its shareholders each fiscal quarter out of legally available funds. Under the 1940 Act, the Funds generally may not declare any dividend or other distribution on the Common Shares unless, at the time of such declaration and after deducting the amount of such dividend or other distribution, such Fund has an asset coverage ratio of 300%; provided that if the Fund issues non-public indebtedness (for example, if it enters into a loan agreement in a privately arranged transaction with a bank), it may be able to continue to pay dividends on its capital stock even if the asset coverage ratio on its indebtedness falls below 300%.

GOLDMAN SACHS CLOSED-END FUNDS

PRIVACY NOTICE

(Applicable only to individual, joint, and individual retirement account (IRA) investors)

The Goldman Sachs financial services companies endeavor to maintain the highest standards of confidentiality and to respect the privacy of our client relationships. In that regard, we are providing this Privacy Notice to our clients in accordance with Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations. This notice supplements any privacy policies or statements that we may provide in connection with specific products or services.

The Information We Collect About You. The non-public personal information we collect about you (your “Information”) comes primarily from the account applications or other forms you submit to us. We may also collect Information about your transactions and experiences with us, our affiliates, or others relating to the products or services we provide. Also, depending on the products or services you require, we may obtain additional Information from consumer reporting agencies.

Our Disclosure Policies. We do not disclose your Information to anyone, except as permitted by law. This may include sharing your Information with non-affiliated companies that perform support services for your account or process your transactions with us or our affiliates. It may also include sharing your Information with our affiliates to bring you the full range of services and products available from the Goldman Sachs family of financial services companies, including our U.S. and international brokerage, asset management, advisory, and trust services companies. Additionally, it may include disclosing your Information pursuant to your express consent, to fulfill your instructions, or to comply with applicable laws and regulations.

Our Information Security Policies. We limit access to your Information to those of our employees and service providers who are involved in offering or administering the products or services that we offer. We maintain physical, electronic, and procedural safeguards that are designed to comply with federal standards to safeguard your Information.

If our relationship ends, we will continue to treat your Information as described in this Privacy Notice.

This notice is being provided on behalf of the following affiliates of The Goldman Sachs Group, Inc.:

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management International

GS Investment Strategies, LLC

Goldman Sachs Hedge Fund Strategies, LLC

The family of funds managed by the affiliates listed above.

GOLDMAN SACHS CLOSED-END FUNDS

Voting Results of Annual Meeting of Shareholders (Unaudited)

The Annual Meeting (the “Meeting”) of the Goldman Sachs MLP Income Opportunities Fund was held on March 31, 2015 to consider and act upon the following proposal:

At the Meeting, Ashok N. Bakhru was elected to the Fund’s Board of Trustees as a Class I Trustee. The Fund’s shareholders voted as follows:

Proposal 1 Election of Class I Trustees	For	Against/Withhold	Abstain	Broker Non-Votes
Ashok N. Bakhru	40,210,237.00	861,968.00	0	0

In addition to the individual named above, John P. Coblentz, Jr., James A. McNamara and Richard P. Strubel continued to serve on the Fund’s Board of Trustees.

FUNDS PROFILE

Goldman Sachs Closed-End Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under management as of September 30, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

GOLDMAN SACHS CLOSED-END FUNDS

MLP and Energy Renaissance Fund

MLP Income Opportunities Fund

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Michael Latham James A. McNamara Lawrence W. Stranghoener Richard P. Strubel	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

Goldman Sachs Asset Management, L.P. Investment Adviser	Dechert LLP Legal Counsel

Computershare Trust Company, N.A and Computershare Inc. Transfer Agent, Registrar and Dividend Reinvestment Plan Agent	State Street Bank and Trust Company Custodian PricewaterhouseCoopers LLP Independent Registered Public Accounting Firm

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-855-807-2742; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-855-807-2742.

Fund holdings and allocations shown are as of November 30, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance.

Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. This communication is not an offer to sell these securities and is not a solicitation to buy these securities in any jurisdiction where the offer or sale is not permitted.

“Alerian MLP Index” and “AMZ” are trademarks of Alerian and their use is granted under a license from Alerian.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, a Fund may purchase, at market prices, shares of its common stock in the open market.

This report is transmitted to the Funds’ shareholders only. It is not a prospectus. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Funds. An investment in a Fund is not appropriate for all investors, and the Funds are not intended to be complete investment programs. Investors should carefully review and consider the Funds’ investment objectives, risks, charges and expenses before investing.

© 2015 Goldman Sachs. All rights reserved. 26526-TEMPL-01/2016 MLPCEFAR-16/35K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the Registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Registrant during the fiscal years ended November 30, 2014 and November 30, 2015.

	2015	2014	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers LLP (“PwC”)	$41,000	$41,000	Financial Statement audits.
Audit-Related Fees:
• PwC	$—	$—	Other attest services.
Tax Fees:
• PwC	$107,500	$107,500	Tax compliance services provided in connection with the preparation and review of Registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Registrant’s service affiliates * that were pre-approved by the Audit Committee of the Registrant pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X during the fiscal years ended November 30, 2014 and November 30, 2015.

	2015	2014	Description of Services Rendered
Audit-Related Fees:
• PwC	$1,242,616	$1,070,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Registrant’s Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to Goldman Sachs MLP Income Opportunities Fund. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Board of Trustees of Goldman Sachs MLP Income Opportunities Fund (the “Fund”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Fund may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to the Fund’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to the Fund, the Audit Committee will pre-approve those non-audit services provided to the Fund’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to the Fund) where the engagement relates directly to the operations or financial reporting of the Fund.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by the Registrant’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Registrant’s service affiliates listed in Table 2 were approved by the Registrant’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to the Registrant by PwC for the twelve months ended November 30, 2015 and November 30, 2014 were $107,500 and $107,500 respectively. The aggregate non-audit fees billed to Registrant’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to the Registrant’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Registrant’s operations or financial reporting. The figures for these entities are not yet available for the twelve months ended December 31, 2015.

Item 4(h) — The Registrant’s Audit Committee has considered whether the provision of non-audit services to the Registrant’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are Ashok N. Bakhru, John P. Coblentz, Jr. and Richard P. Strubel, each a Trustee of the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of portfolio securities to Goldman Sachs Asset Management L.P. (the “Investment Adviser”). For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with the Investment Adviser’s guiding principles. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes.

The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override the vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.

From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect the Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

The Investment Adviser conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser makes on behalf of a client account and to help ensure that such decisions are made in accordance with the Investment Adviser’s fiduciary obligations to its clients. These policies and procedures include the Investment Adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates, provided that the Investment Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Registrant’s managers based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, 2016 will be available on or through the Registrant’s website at www.gsamfunds.com and on the SEC’s website at www.sec.gov.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item 8(a)(1)

Name	Title	Length of Time Served	Principal Occupation(s) During Past 5 Years
Kyri Loupis	Lead Portfolio Manager	Since 2013	Mr. Loupis joined the Investment Adviser in 2009 and is a portfolio manager and head of the Energy & Infrastructure team. Prior to joining the Investment Adviser he spent over eight years at Lehman Brothers covering the energy sector, from 2000-2006 in the Investment Banking Division, and from 2006-2009 in the Private Equity group, where he co-founded an energy investment fund with a focus in MLPs.

Ganesh V. Jois, CFA	Portfolio Manager	Since 2013	Mr. Jois joined the Investment Adviser in 2009 and is a research analyst and portfolio manager for the Energy & Infrastructure Team. Prior to joining the Investment Adviser, he was at Citigroup Investment Research covering MLPs, where he helped initiate coverage on several MLPs and had coverage responsibility for nearly 20 MLPs. Between 2003 and 2005, he worked in the Financial Advisory Services practice of Deloitte & Touche

Matthew Cooper	Research Analyst	Since 2013

Mr. Cooper joined the Investment Adviser in 2013 and is a research analyst for the Energy & Infrastructure Team. Prior to joining the Investment Adviser, he worked in the Commodities Origination and Structuring group at Merrill Lynch beginning in 2011. Between 2007 and 2009 he worked as a research analyst in the Private Equity Group at Lehman Brothers covering the energy sector. Prior to that he worked as an Investment Banker in the Energy and Power Group at Merrill Lynch & Co.

Item 8(a)(2)

The following tables disclose other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management, as of November 30, 2015, unless otherwise noted.

Number of Other Accounts Managed and Total Assets by Account Type							Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Kyri Loupis	4	$3,314,557,569	3	$550,347,032	3646	$5,493,583,752	0	0	0	0	0	0
Ganesh V. Jois, CFA	4	$3,314,557,569	3	$550,347,032	3646	$5,493,583,752	0	0	0	0	0	0
Matthew Cooper	4	$3,314,557,569	3	$550,347,032	3646	$5,493,583,752	0	0	0	0	0	0

Item 8(a)(3) —

Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of the Investment Adviser and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

For compensation purposes, the benchmark for the Registrant is the Alerian MLP Index Total Return.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the Registrant. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation — In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Item 8(b)(4)

The following table shows the portfolio managers’ ownership of securities in the Fund as of November 30, 2015:

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Kyri Loupis	Over $1,000,000
Ganesh V. Jois, CFA	$50,001 - $100,000
Matthew Cooper	$50,001 - $100,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by or on behalf of the Registrant of shares or other units of any registered class of the Registrant’s equity securities.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers is filed herewith.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs MLP Income Opportunities Fund

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	February 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	February 9, 2016

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	February 9, 2016